SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                         DATE OF REPORT: October 28, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



                333-16031                                   86-0793960
         (Commission File No.)                           (I.R.S. Employer
                                                        Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

Incentra Solutions, Inc. (f/k/a Front Porch Digital Inc.) (the "Company") filed a Current Report on Form 8-K/A on January 6, 2005 to report that KPMG, LLP, the principal accountants of ManagedStorage International, Inc. ("MSI") (the accounting acquirer of the Company through a transaction consummated on August 18, 2004, which was accounted for as a "reverse merger") had informed the Company on October 28, 2004 of its resignation as the principal accountants of MSI effective upon the issuance of its audit report on the financial statements of MSI for the year ended December 31, 2003. KPMG LLP's report was issued on January 6, 2005. The purpose of this amendment is to report that KPMG's resignation became effective on January 6, 2005.



       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a)  Previous independent registered public accounting firm.

(i) Prior to its acquisition by Incentra Solutions, Inc., ManagedStorage International, Inc. ("MSI") engaged KPMG LLP on June 14, 2004, to conduct an audit of MSI's financial statements as of and for the year ended December 31, 2003. MSI is considered to be the accounting acquirer in the transaction, consummated on August 18, 2004, whereby MSI became a wholly-owned subsidiary of the registrant. On October 28, 2004, KPMG LLP notified us of its resignation as our principal accountants effective upon the issuance of its audit report on the financial statements of MSI as of and for the year ended December 31, 2003. KPMG LLP's report on the financial statements of MSI as of and for the year ended December 31, 2003 was issued on January 6, 2005. As reported in our Current Report on Form 8-K dated November 5, 2004, we have engaged GHP Horwath, P.C.(previously known as Gelfond Hochstadt Pangburn, P.C.) as our new independent registered public accounting firm for the fiscal year ending December 31, 2004. The decision to change accountants was approved by our board of directors.

     (ii) The report of KPMG LLP on the financial statements of MSI as of and for the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

     (iii) In connection with its audit for our fiscal year ended December 31, 2003 and in the subsequent interim period through January 6, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference in connection with their opinion on the subject matter of the disagreement.

     (iv) In connection with its audit for our fiscal year ended December 31, 2003 and in the subsequent interim period through January 6, 2005, there were no reportable events required to be disclosed under paragraph 304(a)(1)(iv)(B) of Regulation S-B.

     (v) The registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.


(b)  New independent accountants

     (i) As previously reported in our Current Report on Form 8-K dated November 5, 2004, we have engaged GHP Horwath, P.C. (previously known as Gelfond Hochstadt Pangburn, P.C.) as our new independent registered public accounting firm for the fiscal year ending December 31, 2004.


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                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         NUMBER         DOCUMENTS
         ------         ---------
         16             Letter dated January 6, 2005 of KPMG LLP, former
                        registered public accounting firm.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INCENTRA SOLUTIONS, INC.


Date:  January 7, 2005                           By:      /s/ Thomas P. Sweeney
                                                    ---------------------------
                                                     Thomas P. Sweeney III
                                                     Chief Executive Officer